INVESTOR DAY 2022 EXHIBIT 99.1

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements in this presentation that are not historical facts are forward-looking statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these or similar words, however, does not mean that the statements are not forward- looking. These statements are based on assumptions and expectations that the Company believes are reasonable at the time made; however, many important factors could cause the Company’s For further information on these and other risks and uncertainties, see our Securities and Exchange law, we undertake no obligation to update or revise any forward-looking statements made herein or any other forward-looking statements made by us, whether as a result of new information, future events, or otherwise. 2

Introduction Video 3

TOM RYAN Chairman of the Board CEO and President Investor Day 2022 4

GROW REVENUE LEVERAGE SCALE DEPLOY CAPITAL 5

6 $24 $49 $487 $230 $153 7.500% $750 $850 $800 $550 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 4.625% 5.125% 3.375% 4.000% TERM LOAN AMORTIZATION PAYMENT REVOLVER MATURITIES NON-CALLABLE SENIOR BONDS CALLABLE SENIOR BONDS $ in millions LIQUIDITY $1.04B LEVERAGE DEBT MATURITY PROFILE March 31, 2022

Making our equity sweat— enhancing shareholder returns $5.3B $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 150,000 175,000 200,000 225,000 250,000 275,000 300,000 325,000 350,000 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 52% Reduction in outstanding shares since mid 2004 17% CAGR Dividends per share 2005-2021 SHARES OUTSTANDING DIVIDENDS PER SHARE VALUE RETURNED TO SHAREHOLDERS 7

shareholder returns over time 47% 29% 25% 15% 172% 133% 85% 76% 5 YEAR1 YEAR 10 YEAR 693% 246% 277% 362% 47% Annualized Return 29% 25% 15% 22% 18% 13% 12% 23% 16% 14% 13% SCI S&P 500 S&P MIDCAP 400 RUSSELL 2000 Returns are as of December 31, 2021, and include the reinvestment of dividends. TOTAL SHAREHOLDER RETURN 8 December 31, 2021

Sustainable value creation foundational in everything we do SUPPORTING OUR INVESTING IN OUR COMMUNITIES OPERATING WITH PRINCIPLE 2021 Sustainability Report 9

Investor Day 2022 Key Takeaways 10 1 Strong business model with a sustainable growth platform 2 consistent cash to grow the Company and enhance shareholder value 3 Industry leaders in innovation and technology 4 Preneed model and backlog strength 5 Potential for incremental growth is much greater in the coming years, as we from demographic tailwinds

Agenda Welcome Funeral & Cemetery Segment Overview New Earnings Base for Growth Long-Term Power of SCI's Growth Model Q&A OPENING & OVERVIEW GROWTH DRIVERS CLOSING 11

INDUSTRY/COMPANY Overview JAY WARING Senior Vice President Chief Operating Officer 12

North America Deathcare Industry (U.S. & Canada)

THE INDUSTRY IS HIGHLY FRAGMENTED

~22,000 Funeral Homes — **~$17B**

~5,500 Cemeteries — **~$5B**

~$22B Deathcare Industry Revenues

Industry Revenue Contribution



~80%
Independent
SCI
~15%–16%
~5%
Other Large Consolidators

North America is defined throughout this presentation as U.S. and Canada. Industry revenue estimated from 2020 U.S. Census Bureau and Statistics Canada data. Large consolidator revenue based on public information and company estimates. | Number of funeral homes and cemeteries estimated by SCI from various sources and include only those of size. We estimate that there are several thousand smaller funeral homes and smaller municipal, church and not-for-profit cemeteries.

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~750K Customers Served (Funeral & Cemetery) ~24K Employees $2.4B Preneed Sales ~$14B Backlog of Future Revenue $2.3B $1.8B Funeral Homes 488 Cemeteries 2021 SCI Revenue $4.1B WE ARE THE LARGEST COMPANY IN THE INDUSTRY 14

® FUNERAL CEMETERY UNITED STATES FUNERAL CEMETERY CANADA 15 L O C A T I O N S

business characteristics FUNERAL CEME TERY High-touch personalized service/retail Moderate, except low in the price-sensitive market Generally recognized at time of death Revenue growth and high incremental margin growth expected from demographic tailwinds Real estate/sales/service High (Capital/regulatory/permitting) Preneed property sales can be recognized before death Continued growth in revenues and high incremental margins driven by demographics and robust preneed sales program BUSINESS FOCUS BARRIERS TO ENTRY REVENUE RECOGNITION FUTURE OUTLOOK 16

Our base case earnings framework remains sound 8%–12% ORGANIC CAPITAL DEPLOYMENT 5%–7% FUNERAL Modest revenue growth driven by increases in volume and sales average supporting stable margins CEMETERY Mid-single digit % preneed sales growth supporting increasing margins 3%–5% Continue Reinvesting in Business, Growth Capital, Share Repurchases and Debt Management 17

Comparable ADJUSTED EARNINGS PER SHARE Long-Term Consistent EPS Growth Modest incremental revenue growth drives EPS above the range STEWART-DRIVEN GROWTH COVID IMPACT 14% CAGR 2013–2017 $0.28 $0.52 $0.51 $0.65 $0.92 $1.18 $1.55 $1.90 $2.91 $4.57 2021202020192017201520132011200920072005 18

STEVE TIDWELL Senior Vice President Sales & Marketing Segment Overview FUNERAL & CEMETERY 19

Funeral customers and poised for growth FUNERAL & CEMETERY SEGMENT OVERVIEW 20

Funeral segment overview

BUSINESS FOCUS	High-touch personalized service/retail
BARRIERS TO ENTRY	Moderate, except low in the price-sensitive market
REVENUE RECOGNITION	Generally recognized at time of death
FUTURE OUTLOOK	Revenue growth and high incremental margin growth expected from demographic tailwinds

2021 SNAPSHOT

Consolidated Operations

$2.3B
Revenues

~500K
Customers Served
(atneed and preneed)

1,471
Funeral Homes

~$10B
Preneed Backlog

21

af ter pull-forward impact BA SE C A SE Target Growth (2024-2025) 22 2025E2024E2023E2022E20212020201920182017 PRE-PANDEMIC TRANSITIONAL YEARSCOVID IMPACT STEADY GROWTH PULL-FORWARD IMPACT Decrease in the low to mid-teen % range due to pull-forward Slightly lower than 2022 as volume growth offset by pull-forward Flat to up 2% 299 310 316 44 60 316 316 As a result of COVID, some volume has been pulled forward into 2020 and 2021. FUNERAL SERVICES PERFORMED Comparable

AVERAGE REVENUE PER FUNERAL SERVICE Comparable 23 • Innovative Products/Services • Dignity Packages • Preneed Strength PRE-PANDEMIC COVID IMPACT $5,307 $5,234 $5,183 $4,983 $5,337 20212020201920182017 $5,930 $5,837 $5,786 $5,561 $5,976 $1,184 $1,227 $1,244 $1,263 $1,395 SCI Direct Total Core BA SE C A SE Target Growth (2022-2025)

24 $165 $179 $197 $180 $233 Preneed Production BASE CASE TARGET GROWTH (2022-2025) Mid to High Single-Digit % Range $162 $159 $171 $167 $208 20212020201920182017 Revenues $37M Locations 31 States 2021 SNAPSHOT SCI DIRECT REVENUES AND PRENEED PRODUCTION Comparable $ in millions THE OPPORTUNITY

Comparable Moderate funeral revenue growth with REVENUE AND GROSS MARGIN 25 PRE-PANDEMIC COVID IMPACT TRANSITIONAL YEARS $1,823 $1,871 $1,909 $2,032 $2,307 20212020201920182017 2022 revenues expected to slightly exceed 2019 levels, but decline low-teen %'s from 2021 2023 revenues expected to be flat to down low single-digit %'s from 2022 Margins in both years expected in high-teen to low-20's range 20.4% 20.0% 19.8% 24.2% 26.9% GROSS MARGIN REVENUE $ in millions 2022E / 2023E R E V EN U E S 1%-3% M A RG I NS High-teen to low-20's range BA SE C A SE Target Growth (2024-2025)

26 PRE-PANDEMIC COVID IMPACT COVID IMPACT CORE GROSS PROFIT PER FUNERAL SERVICE 2 0 2 1 2 0 2 017% 18%

27 PRE-PANDEMIC COVID IMPACT $809 $822 $893 $948 $858 $1,080 202120202019201820172016 7% CAGR 2019–2021 5% CAGR 2016–2018 DIFFERENTIAL GROWTH OPPORTUNITY Independents do not have well-structured and scalable preneed programs OUR PROGRAM IS CASH FLOW NEUTRAL Insurance commissions and trust retainage covers selling PRENEED FUNERAL SALES PRODUCTION Comparable 3%-8% B A SE C A SE TARGET GROWTH (2022-2025) $ in millions

Cemetery program and ability to invest set us apart FUNERAL & CEMETERY SEGMENT OVERVIEW 28

29 2021 SNAPSHOT BUSINESS FOCUS BARRIERS TO ENTRY REVENUE RECOGNITION FUTURE OUTLOOK Cemetery segment overview $1.8B Revenues 250K Customers Served (atneed and preneed) 488 Cemeteries (61% combos) $4B Preneed backlog of merchandise and services sold Real estate/sales/service High (Capital/regulatory/permitting) Preneed property sales can be Continued growth in revenues and high incremental margins driven by demographics and robust preneed sales program

30 Comparable CEMETERY PRENEED SALES PRODUCTION PRE-PANDEMIC COVID IMPACT TRANSITIONAL YEARS $845 $891 $909 $1,045 $1,333 2021 2022E / 2023E2020201920182017 21% CAGR 2019–2021 4% CAGR 2017–2019 2022 up low single-digit %'s from 2021 and then maintain that level in 2023 TARGET GROWTH O N N E W H I G H ER B A SE (2024-2025)

31 Comparable CEMETERY ATNEED SALES PRODUCTION higher base 2023 and beyond 2%-4% TARGET GROWTH O N N E W H I G H ER B A SE (2024-2025) PRE-PANDEMIC COVID IMPACT TRANSITIONAL YEARS $318 $321 $326 $401 $494 2021 2022E / 2023E2020201920182017 23% CAGR 2019–2021 1.3% CAGR 2017–2019 2022 down low- to mid-teen %'s from 2021 on lower volume, partially offset by increasing average and then maintain that level in 2023

Comparable PRE-PANDEMIC COVID IMPACT TRANSITIONAL YEARS Revenues expected to increase in the low single-digit % range in 2022 and 2023 Margins expected in the mid-30's range $1,223 $1,290 $1,305 $1,459 $1,799 2022E / 2023E20212020201920182017 28.5% 30.1% 29.6% 33.1% 37.7% REVENUE $ in millions GROSS MARGIN 32 Future cemetery revenue and margin growth REVENUE AND GROSS MARGIN R E V EN U E S Mid single-digit % M A RG I NS Mid to high 30's BA SE C A SE Target Growth (2024-2025)

ERIC TANZBERGER Senior Vice President Chief Financial Officer New Earnings Base for Growth 33

Please see appendix for a reconciliation to the appropriate GAAP measure and for other disclosures. Pre-COVID $0.32 $0.82 $2.27 $0.65 $1.90 $2.09 $2.30 $2.53 $2.78 $3.06 $3.37 2025E2024E2023E2022E202120202019 PRE- PANDEMIC TRANSITIONAL YEAR COVID IMPACT RETURN TO STEADY GROWTH T L Guidance $3.30–$3.70 ILLUSTRATIVE Growth at 10% (Midpoint of Framework) $2.91 $4.57 $3.50 $3.50 $3.85 $4.23 $3.18 ADJUSTED EARNINGS PER SHARE see appendix for a reconciliation to the appropriate GAAP measure and for other disclosures. ILLUSTRATIVE COVID 34

$2.53 Incremental EPS growth in 2022 above ~$0.32 ~$0.65 ~75% Sales & Marketing Productivity in Cemetery ~15% Accelerated Share Repurchases ~10% $3.50 MIDPOINT OF 2022 GUIDANCE BASE 35 P R E - C O V I D EXPECTATION 2022E $2.53 $0.65 $3.18 ~$0.32 $3.50P O S T- C O V I D EXPECTATION

Sales & Cemetery Inventory Preneed Backlog Tailwinds Enhanced 36

ELISABETH NASH Senior Vice President Operation Services KEY GROWTH DRIVERS Tailwinds 37

T A I L W I N D S PEOPLE AGE 75 AND OLDER 2020 23.3 2040 INCREASE Funeral and cemetery growth coming with ~53% TX AZ CA GA FL NY 1 38 U.S. 75+ Population 2020-2040 SCI U.S. Volume 2021 SCI Footprint LARGEST GROWTH STATES INCREASE % INCREASE % OF TOTAL FUNERAL SERVICES NUMBER OF FUNERAL HOMES NUMBER OF CEMETERIES California 2.4 96% 19% 158 39 Florida 2.3 117% 13% 132 61 1.9 125% 12% 166 65 New York 0.9 63% 3% 52 N/A Arizona 0.8 133% 4% 31 11 Georgia 0.7 113% 2% 32 18

2020 2025 2030 2035 2040 2045 2050 2055 2060 99M 106M 112M 117M 122M 127M 133M 137M 142M Baby Boomers (1 946-1964) Gen X (1965-1980)Silent Generation (1928-1945) Millennials (1 981-1996) Age 65+ 71M Age 91+ 7M Age 55+ 61M Age 80+ 30M Gen Z (1997-2012) Average Age SCI Customer Atneed Customer 75+ Preneed Funeral Customer 65-74 Preneed Cemetery Customer 55-64 MILLIONS OF PEOPLE AGE 55 AND OLDER (U.S. POPULATION 39 T A I L W I N D S

40 WAVE 2 DELTA Variant OMICRON Variant 2020 2021 2022 42% Of Covid Deaths Under Age 75 Jan 20 – Mar 21 62% Of Covid Deaths Under Age 75 Apr 21 – Dec 21 WAVE 1 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Peak Month Volume 80,679 Peak Month Volume 62,962 Peak Month Volume 105,359 Peak Month Volume 64,321 120,000 100,000 80,000 60,000 40,000 20,000 0 T A I L W I N D S U.S. COVID DEATHS ~1M or 13% Total COVID Deaths

ESTIMATED SCI COVID DEATHS PULLED FORWARD -COVID VOLUME T A I L W I N D S 18KEstimated Volume Pulled Forward 15K 12K 8K 6K 4K 2K 6% 5% 4% 3% 2% 1% 1% 2028202720262025202420232022 s ~110K 41

One of the things that we don't know is … how the COVID pandemic will affect mortality indirectly. ELIZABETH ARIAS, CDC The pandemic may have created a nation of problem drinkers… CNN HEALTH We’re facing a mental health crisis like we’ve never seen before as Covid continues… CNBC U.S. overdose deaths increased almost 30% last year during pandemic… CNBC The Pandemic Has Worsened the U.S. Obesity Epidemic… FEDERAL TRADE COMMISSION Doctors see advanced cancer cases in the wake of pandemic-delayed screenings and treatment… CNN HEALTH The Pandemic Has Made Many Seniors Less Active… NY TIMES Traffic deaths are surging during the pandemic… NY TIMES Heart disease and diabetes deaths climbed amid Covid, CDC says… NBC NEWS FTC Report Finds Annual Cigarette Sales Increased for the First Time in 20 Years… FEDERAL TRADE COMMISSION T A I L W I N D S 42

MATURED PRENEED FUNERALS/TOTAL FUNERALS GROWING OVER TIME Consolidated 40% 2021 35% 2010 43 volume growth T A I L W I N D S

AGING DEMOGRAPHICS MODERATION OF COVID PULL-FORWARD PRENEED DRIVING MARKET SHARE These drivers could easily increase our current assumptions for funeral volume and cemetery atneed production MAIN DRIVERS volume growth 44 T A I L W I N D S

KEY GROWTH DRIVERS Sales & Cemetery Inventory 45

Driving current and sustained growth I N I T I AT I V E S JAMIE PIERCE Vice President — Chief Marketing Officer GERRY HEARD Vice President — Sales MICHAEL JOHNSON Vice President — Revenue Management 46 Quality & Quantity of Marketing- Driven Leads Cemetery Inventory

JAMIE PIERCE Vice President Chief Marketing Officer QUALITY & QUANTITY OF Marketing- Driven Leads 47 I N I T I AT I V E S

Marketing channels are generating new and accretive leads CORE LEADS SCALABILITY OF MARKETING STRATEGY IS A COMPETITIVE ADVANTAGE MARKETING LEADS 48 I N I T I AT I V E S

97 125 166 199 2021202020192018 Tremendous growth in visits to our websites I N I T I AT I V E S ANNUAL WEBSITE VISITS IN MILLIONS 27% CAGR in millions 49

DIGITAL LEAD GENERATION AND PRENEED SALES FROM DIGITAL LEADS These visits are driving material increases $31 $44 $84 $120 27,233 43,198 55,413 81,837 2021202020192018 I N I T I AT I V E S Digital Lead Generated Preneed Sales Digital Lead Generation 44% CAGR 57% CAGR $ in millions 50

Advanced targeting for direct mail Response Data BehavioralDemographic Purchase Data I N I T I AT I V E S ADVANCED CONSUMER DATA MODELING CAGR CAGR 77%DIRECT MAIL MARKETING LEAD GENERATION AND PRENEED SALES FROM DIRECT MAIL LEADS Direct Mail Marketing Lead Generated Preneed Sales Direct Mail Marketing Lead Generation $ in millions $10 $13 $28 $55 2021202020192018 12,897 21,020 59,564 100,669 51

BEFORE CHANGES THREE PRIMARY MARKETING LEAD CHANNELS AFTER CHANGES DIGITAL DIRECT MAIL SEMINARS I N I T I AT I V E S 2018 2022 52 • • • • • • • • • • • • • • • • • •

MARKETING GENERATED PRENEED SALES PRODUCTION Comparable , Excluding SCI Direct $120 $136 $168 $255 2021202020192018 29% CAGR 2018–2021 I N I T I AT I V E S $ in millions 53

TOTAL PRENEED SALES PRODUCTION BY LEAD CHANNEL in millions Comparable , Excluding SCI Direct 2021202020192018 Marketing-Generated Preneed Sales 29% CAGR 2018–2021 Core-Generated Preneed Sales 9% CAGR 2018–2021 $1,485 $1,605 $120 $1,524 $1,660 $136 $1,556 $1,724 $168 $1,924 $2,179 $255 These marketing leads are driving I N I T I AT I V E S $ in millions 54

I N I T I AT I V E S GERRY HEARD Vice President Sales 55

COUNSELORSCUSTOMERS 56 I N I T I AT I V E S

Technology is foundational for Quality and quantity of leads More data with usage Targeted training ROBUST LEAD GENERATION MODELS SALESFORCE CRM BEACON SALES MANAGEMENT REPORTING & DASHBOARDS VIRTUAL LEARNING PLATFORM I N I T I AT I V E S 57

• • • • NOW Increased usage of our CRM during COVID accelerated growth I N I T I AT I V E S PULL REPORTING | Immediate Data 58 SALESFORCE AND SALES MANAGEMENT • • • • PUSH REPORTING | 30+ DAYS BEFORE

65% reduction in cost to trainI N I T I AT I V E S SALES COUNSELOR TRAINING 59 BEFORE NOW • • • • • •

rates and higher sales with fewer counselors I N I T I AT I V E S Total Funeral & Cemetery Preneed Production Comparable 60 CORE CLOSE RATES ON ALL LEADS 2021202020192018 30.8% 39.6% 42.9% 44.7% +1,390 bps COVID IMPACTPRE-PANDEMIC $1.86B $1.90B $2.41B 4,198 3,580 3,632 714 670 690 Sales Managers Lower by 24 2019 2020 2021 Sales Counselors Lower by 566 Close rates represent the percentage of appointments kept that resulted in a sale Appointments to Sale SUPPORTED BY TECHNOLOGY

COVID I N I T I AT I V E S 12% CEMETERY PRENEED PRODUCTION 7% FUNERAL PRENEED PRODUCTION 10% TOTAL PRENEED PRODUCTION 2017-2021 CAGR $822 $893 $948 $858 $1,080$1,667 $1,784 $1,857 $1,903 $2,413 $845 $891 $909 $1,045 $1,333 20212020201920182017 14% CAGR 2019–20216% CAGR 2017–2019 COVID IMPACTPRE-PANDEMIC $ in millions TOTAL CEMETERY & FUNERAL PRENEED SALES PRODUCTION Comparable 61

I N I T I AT I V E S MICHAEL JOHNSON Vice President Revenue Management Cemetery Inventory 62

63 Property averages exclude large sales and second interment rights I N I T I AT I V E S CEMETERY PROPERTY SALES AVERAGES & DEVELOPMENT SPEND PRE-PANDEMIC COVID IMPACT $79 $79 $78 $89 $95 20212020201920182017 4,643 4,708 4,966 5,058 5,461DEVELOPMENT SPEND COMPARABLE PROPERTY AVERAGE 4% CAGR 2017–2021 5% CAGR 2017–2021 $ in millions

64 Cemetery Video

I N I T I AT I V E S PREMIUM PROPERTY SALES (>$40K Consolidated 65 $ in millions BENCH ESTATE $50,000 – $250,000 HEDGE ESTATE $25,000 – $125,000 PRIVATE MAUSOLEUM $250,000 – $5,000,000 GATED ESTATE $100,000 – $500,000 PRE-PANDEMIC COVID IMPACT 785 950 1,220 1,189 1,296 1,662 2,107 18% CAGR 2015–2021 15% CAGR 2015–2021 2021202020192018201720162015 Units Net Sales $84M $95M $111M $117M $120M $149M $195M

I N I T I AT I V E S 66 HISPANIC OPPORTUNITIES CHINESE / VIETNAMESE OPPORTUNITIES 24% 16% VS.

I N I T I AT I V E S CREMATION PROPERTY PRENEED PRODUCTION Comparable PRE-PANDEMIC COVID IMPACT $69 $75 $82 $97 $126 20212020201920182017 30% CAGR 2020–2021 9% CAGR 2017–2019 67 $ in millions GLASS-FRONT NICHE $5,000 – $75,000 COLUMBARIUM $10,000 - $100,000 CREMATION GARDEN $2,000 - $25,000

our cemeteries for many years to come Average Acres Years of Available Life ~110 ~110=Acres Remaining Acres of Unsold Land Acres of Unsold Land + 68 I N I T I AT I V E S

IMPROVED SALES EFFECTIVENESS & EFFICIENCIES CEMETERY INVENTORY OPPORTUNITIES 69 These drivers could easily increase our current assumptions for cemetery preneed production INITIATIVES QUALITY & QUANTITY OF MARKETING- DRIVEN LEADS MAIN DRIVERS

JOHN FAULK Senior Vice President Revenue & Business Development KEY GROWTH DRIVERS Enhanced 70

DEPLOYMENT 71 ACQUISITIONS NEW BUILDS MISCELLANEOUS GROWTH

$482M 2021 $192M $115M $143M $95M $227M 2020 2019 2018 2017 Acquisitions $ in millions $65 $176 $121 $56 $64 $193M New Build Funeral Homes & Cemeteries $ in millions $59 $22 $12 $68 $32 $97M Miscellaneous Growth $ in millions $12 $19 $29 $18 $19 Over $770M invested in growth DEPLOYMENT 72 TOTAL 5-YEAR GROWTH CAPEX SPEND $772M

DEPLOYMENT THE OPPORTUNITY • Low-to mid-teen IRRs • Still ample opportunity to acquire closely held candidates (Target list represents $0.8B–$1B in revenue) • Opportunities could accelerate as pandemic wanes BENEFITS WITH SCI • Funeral revenue growth due to improved funeral merchandising and packaging • Cemetery revenue growth due to enhanced cemetery • Access to capital provides ability to upgrade facilities • Cost savings related to local and national scale ACQUISITION SPEND 73 $65 $176 $56 $64 $121 20212020201920182017 Number of Transactions Funeral Home Locations Cemetery Locations 7 5 11 8 8 22 24 16 17 30 6 9 — 1 2 $ in millions UPDATED TARGET $75M- $125M

SKYLINE MEMORIAL PARK & CREMATORY MONEE, IL SCHOEDINGER FUNERAL & CREMATION SERVICE | NEW DUBLIN, OH WAPPNER FUNERAL DIRECTORS ONTARIO, OH MILLER JONES MORTUARY & CREMATORY AND MENIFEE VALLEY CEMETERY | HEMET, CA DEPLOYMENT 12 locations in the greater Columbus area in Ohio 7 funeral locations and 1 cemetery location in the Hemet Valley area in California 1 cemetery location south of Chicago 74

$ in millions $12 $32 $68 $22 $59 20212020201920182017 Funeral Home Locations Cemetery Locations SCI Direct Locations — 3 — 6 1 5 — 5 5 5 6 5 8 1 3 Locations in Progress9 9 7 12 14 TARGET $25M- $50M are an increasing focus for us THE OPPORTUNITY • Expansion of footprint to reach growing demographics and target customers • Target 10 to 15 new funeral homes annually • Invest in select, strategic cemetery start-up projects where opportunities meet market needs • Low- to mid-teen IRRs 75 DEPLOYMENT NEW BUILD FUNERAL HOMES & CEMETERIES

ALLNUT FUNERAL & CREMATION | GREELEY, CO DIGNITY MEMORIAL LIFE CELEBRATION CENTER | WILDWOOD, FL DEPLOYMENT WHERE WE FOCUS 76 HUA YUAN AT ROSE HILLS | WHITTIER, CA

DEPLOYMENT DALLAS PLANO ARLINGTON OVERVIEW GROWTH PROJECTS 77

DEPLOYMENT

New build projects in Dallas will drive future growth for our shareholders



STONEBRIAR FUNERAL HOME | FRISCO, TX *(North of Dallas)*

OPENED 2013 | Serving ~240 families annually



LAUREL LAND FUNERAL HOME | DALLAS, TX

NEW FACILITY OPENED 2019 | Serving ~650 families annually



PROSPER TRAILS FUNERAL HOME & CEMETERY | DALLAS, TX

RENDERING | Construction starting soon

78

MISCELLANEOUS GROWTH $18 $19 $19 $29 $12 20212020201920182017 THE OPPORTUNITY $ in millions 79 DEPLOYMENT

DEPLOYMENT 80

DEPLOYMENT strength to our earnings growth framework DEPLOY ENT ACQUISITIONS NEW BUILDS OTHER GROWTH CAPITAL With more deployment years like 2021, with nearly $200M in acquisitions and new builds, we are able to support higher earnings growth potential MAIN DRIVERS 81

AARON FOLEY Vice President Treasurer KEY GROWTH DRIVERS Preneed Backlog 82

S T R E N G T H growth and stability 83 TRUST Supported by marketable securities and customer receivables INSURANCE Supported by third-party life insurance policies $2.2 $2.2 $2.4 $2.6 $2.8 $2.8 $2.9 $3.2 $3.5 $3.9 $5.7 $6.0 $6.4 $6.6 $7.0 20212020201920182017 6% CAGR 2017–2021 9% CAGR 2017–2021 5% CAGR 2017–2021 $10.7 $11.1 $12.0 $12.7 $13.7 Trust-funded Funeral Merchandise and Services Trust-funded Cemetery Merchandise and Services Insurance-funded Funeral Merchandise and Services DEFERRED REVENUE BACKLOG

84 Funeral averages going into and coming $ in millions ~$10B 70% INSURANCE | 30% TRUST CURRENT FUNERAL REVENUES 20212020201920182017 Matured Preneed (Coming out of Backlog) Walk-in Atneed (Base Line) New Preneed Sales (Going into Backlog) 103% 105% 104% 106% 104% 100% 102% 106% 108% 111% 109% S T R E N G T H CORE FUNERAL SALES AVERAGES

85 future revenue growth PRE-PANDEMIC COVID IMPACT 11% CAGR 2017–2021 14% CAGR 2017–2021 3% CAGR 2017–2021 $56 $60 $61 $66 $94 $217 $225 $225 $231 $249 20212020201920182017 $302 $317 $324 $366 $457 RECOGNIZED MERCHANDISE & SERVICE REVENUE RECOGNIZED PRENEED MERCHANDISE & SERVICE TRUST INCOME PRENEED MERCHANDISE & SERVICE SALES S T R E N G T H ~$4B 100% TRUST RECOGNIZED MERCHANDISE & SERVICE REVENUE PRENEED MERCHANDISE & SERVICE SALES Comparable $ in millions CURRENT ATNEED & PRENEED MERCHANDISE & SERVICE REVENUE

HIGHER-QUALITY CONTRACT SALES PRODUCTION TRUST INVESTMENT RETURNS SUPPORTING FUTURE GROWTH INCREASING CEMETERY BACKLOG RECOGNITION Strength in our backlog could easily drive increases in our sales average and cemetery recognition assumptions MAIN DRIVERS 86 S T R E N G T H

Long-Term Power of SCI’s Growth Model ERIC TANZBERGER Senior Vice President Chief Financial Officer 87

Sales & Cemetery Inventory Preneed Backlog Tailwinds Enhanced 88

FUNERAL REVENUE FUNERAL MARGIN FUNERAL SEGMENT and average growth could drive accelerated growth 1%–3% BASE CASE GUIDANCE ILLUSTRATIVE 3%–5% GROWTH DRIVERS POTENTIAL GROWTH 20.0%–21.5% 2025E2024E2023E POTENTIAL GROWTH 89

CEMETERY SEGMENT increases in revenues 4%–6% BASE CASE Mid 30's 6%–8% GROWTH DRIVERS POTENTIAL GROWTH additional High 30's POTENTIAL GROWTH CEMETERY REVENUE CEMETERY MARGIN 2025E2024E2023E GUIDANCE ILLUSTRATIVE 90

Growth Drivers could increase our earnings $0.32 $0.68 $0.32 $0.82 $2.27 $0.65 $1.90 $2.09 $2.30 $2.53 $2.78 $3.06 $3.37 2025E2024E2023E2022E202120202019 PRE- PANDEMIC TRANSITIONAL YEAR COVID IMPACT RETURN TO STEADY GROWTH T L $2.91 $4.57 $3.50 $3.50 $4.17 $4.91 $3.18 ILLUSTRATIVE Potential Growth ~19% Guidance $3.30–$3.70 ~18% ADJUSTED EARNINGS PER SHARE Pre-COVID Please see appendix for a reconciliation to the appropriate GAAP measure and for other disclosures. ILLUSTRATIVE COVID ILLUSTRATIVE 91

Consumer desire for more celebratory environments Elevated cremation 92 SCI continues to evolve to stay relevant in a CUSTOMER TRENDS ARE AT THE CORE OF OUR INNOVATION STRATEGIES

Looking Forward

Investor Day 2022 Key Takeaways 94 1 Strong business model with a sustainable growth platform 2 consistent cash to grow the company and enhance shareholder value 3 Industry leaders in innovation and technology 4 Preneed model and backlog strength 5 Potential for incremental growth is much greater in the coming years, as we from demographic tailwinds

Q&A 95

APPENDIX 96

ADJUSTED EPS OR DILUTED EARNINGS PER SHARE EXCLUDING SPECIAL ITEMS operational performance measure of the business and to have a basis to compare relevant in evaluating the overall performance of the business. ADJUSTED CASH FLOW FROM OPERATIONS OR NET CASH PROVIDED BY OPERATING ACTIVITIES EXCLUDING SPECIAL ITEMS excluding special items, as an underlying operational performance measure of the continuing operations of the business and to have a basis to compare excluding special these adjustments are relevant in evaluating the overall performance of the business. FREE CASH FLOW improvements at existing locations and expenditures for the development of cemetery spent to continue and improve business operations, such as investment in the Company’s Company’s balance sheet, repay our debt obligations, pay cash dividends and repurchase performance relative to other companies in the industry. ADJUSTED EBITDA 97

Adjusted EPS – 2013 to 2021

(In millions, except Diluted EPS)

	12 Months Ended December 31,																	
	2021		2020		2019		2018		2017		2016		2015		2014		2013	
	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to common stockholders, as reported	$ 802.9	$ 4.72	$ 515.9	$ 2.88	$ 369.6	$ 1.99	$ 447.2	$ 2.39	$ 546.7	$ 2.84	$ 177.0	$ 0.90	$ 233.8	$ 1.14	$ 172.5	$ 0.81	$ 147.3	$ 0.68
Pre-tax reconciling items:																		
(Gains) losses on divestitures and impairment charges, net	(25.2)	(0.15)	(7.0)	(0.03)	(32.9)	(0.18)	(15.9)	(0.09)	(7.0)	(0.04)	26.8	0.14	(6.0)	(0.02)	(113.5)	(0.53)	5.9	0.03
(Gains) losses on early extinguishment of debt	5.2	0.03	18.4	0.10	16.6	0.09	10.1	0.05	0.3	—	22.5	0.11	6.9	0.03	29.7	0.14	(0.5)	—
Acquistion, integration costs, and system transition costs	—	—	—	—	—	—	—	—	—	—	17.5	0.09	6.8	0.03	55.0	0.25	55.6	0.26
Legal/contractual settlement, net of insurance recoveries	(8.3)	(0.05)	—	—	6.4	0.03	—	—	24.3	0.13	5.6	0.03	—	—	12.3	0.06	11.7	0.05
Tax reconciling items:																		
Tax effect from special items	7.3	0.04	(2.6)	(0.02)	4.1	0.02	1.6	0.01	(5.7)	(0.03)	(17.2)	(0.09)	(2.3)	(0.01)	77.8	0.37	(26.0)	(0.12)
Change in certain tax reserves and other	(4.0)	(0.02)	(3.0)	(0.02)	(10.9)	(0.05)	(107.8)	(0.57)	(260.1)	(1.35)	20.9	0.11	3.0	0.01	3.2	0.01	4.9	0.02
Earnings and diluted earnings per share excluding special items (Adjusted EPS)	$ 777.9	$ 4.57	$ 521.7	$ 2.91	$ 352.9	$ 1.90	$ 335.2	$ 1.79	$ 298.5	$ 1.55	$ 253.1	$ 1.29	$ 242.2	$ 1.18	$ 237.0	$ 1.11	$ 198.9	$ 0.92
Diluted weighted average shares outstanding (in thousands)		170,114		178,990		185,523		186,972		192,246		196,042		204,450		214,200		216,014

The 2018 change in certain tax reserves and others is primarily impacted by the reduction in uncertain tax reserves due to the expiration of statutes of limitations for the Internal Revenue Service to assess tax on tax years prior to 2015. On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the "Tax Act." As a result of the Tax Act, we realized a net tax benefit for the remeasurement of deferred tax assets and liabilities, partially offset by a transition tax on certain unrepatriated earnings of our foreign subsidiaries. 2017 is also impacted by the settlement of IRS tax audits related to tax years 1999-2005. Please see Part II, Item 8. Financial Statements, Note 5 in our 2018 Form 10-K filing for further details.

98

Adjusted EPS – 2005 to 2012

(In millions, except Diluted EPS)

	12 Months Ended December 31,															
	2012		2011		2010		2009		2008		2007		2006		2005	
	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income (loss) attributable to common stockholders, as reported	$ 153.8	$ 0.70	$ 146.0	$ 0.62	$ 126.4	$ 0.50	$ 123.1	$ 0.49	$ 97.1	$ 0.37	$ 247.7	$ 0.85	$ 56.5	$ 0.19	$ (127.9)	$ (0.42)
Pre-tax reconciling items:																
(Gains) losses on divestitures and impairment charges, net	1.6	0.01	1.8	0.01	2.2	0.01	1.8	0.01	36.0	0.15	(6.0)	(0.02)	50.1	0.17	30.3	0.10
(Gains) Losses on early extinguishment of debt	14.4	0.07	2.2	0.01	5.9	0.02	(2.1)	(0.01)	—	—	8.7	0.03	10.7	0.04	9.3	0.03
Acquistion, integration costs, and system transition costs	5.9	0.02	1.4	0.01	9.4	0.04	8.2	0.03	0.7	—	16.4	0.06	8.2	0.02	—	—
Legal/contractual settlement, net of insurance recoveries									—	—	6.5	0.02			(10.3)	(0.03)
Income from French equity investment/DISCO									0.4	—	(121.8)	(0.42)	(3.9)	(0.01)	(4.5)	(0.01)
Cumulative effect of accounting change															187.5	0.61
Tax reconciling items:																
Change in certain tax reserves and other	0.6	—	2.6	0.01	5.1	0.02	(2.0)	(0.01)	—	—	—	—	—	—	—	—
Earnings and diluted earnings per share excluding special items (Adjusted EPS)	$ 176.3	$ 0.80	$ 154.0	$ 0.66	$ 149.0	$ 0.59	$ 129.0	$ 0.51	$ 134.2	$ 0.52	$ 151.5	$ 0.52	$ 121.6	$ 0.41	$ 84.4	$ 0.28
Diluted weighted average shares outstanding (in thousands)		219,066		236,669		250,602		252,484		260,983		290,444		297,371		306,745

99

100 (In millions) Net cash provided by operating activities Contractual/Legal settlements, net of insurance recoveries IRS tax settlement (receipt) payment Net cash provided by operating activities excluding special items (Adjusted cash flow from operations) Capital improvements at existing locations Development of cemetery property Free cash flow Net cash used in investing activities Net cash used in financing activities 2021 2020 2019 2018 2017 $ 920.6 $ 804.4 $ 628.8 $ 615.8 $ 503.4 (8.3) - 6.4 - 17.8 - - - (5.6) 34.2 $ 912.3 $ 804.4 $ 635.2 $ 610.2 $ 555.4 (164.8) (96.8) (126.5) (124.8) (117.6) (95.4) (88.8) (77.8) (78.7) (79.0) 652.1$ 618.8$ 430.9$ 406.7$ 358.8$ (414.9)$ (318.4)$ (278.5)$ (414.6)$ (242.9)$ (465.6)$ (492.8)$ (319.1)$ (329.2)$ (136.4)$ 12 Months Ended December 31,

Financial outlook net cash provided by operating activities would vary substantially from the amount of projected net cash provided by operating activities excluding special items. recoveries associated with litigation, and these amounts could be material, such that the amount of Net income per share would vary substantially from the amount of projected Adjusted earnings per share. prospects, the competitive environment, and other events. These views and estimates that support the outlook provided are subject to a number of risks and uncertainties, many of which are beyond the control of SCI, that could cause actual 101 (In millions, except Adjusted EPS) 2022 GUIDANCE Low Midpoint High Net cash provided by operating activities Adjusted cash flow from operations $750 $775 $800 Capital improvements at existing locations & Development of Cemetery Property $270 $280 $290 Diluted earnings per share excluding special items Adjusted EPS $3.30 $3.50 $3.70 Cash taxes included in Adjusted cash flow from operations Approximately $180 at the midpoint of Adj EPS guidance